                                                                   EXHIBIT 99.22

DEBTOR: CAT II, INC.                                 CASE NUMBER: O1-14968 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

CAT II, Inc. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I, declare under penalty of perjury that I have examined the attached December Monthly Operating Report ' (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vice President



 /s/ Randall L. Talcott
------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to December Monthly Operating Report

                                             Summary Of Bank And Investment Accounts                         Attachment 1
                                                          CAT 11. Inc.
Summary                                              Case No: 01-10968 (EIK)                                    UNAUDITED
CAT II, Inc                                        For Month Of December. 2001

                                                  Balances
                                      --------------------------------    Receipts &         Bank
                                         Opening            Closing       Disbursements      Statements        Account
Account                               As Of 12/01/01    As Of 12/31/01    Included           Included          Reconciled
-------                               --------------    --------------    -------------      ----------        -----------
No Bank Or Investment                      NA                NA             NA                NA                 NA
Accounts

                                                    Receipts & Disbursements                                      Attachment 2
                                                          CAT II. Inc.
Summary                                              Case No: 01-10968 (EIK)
CAT II, Inc.                                       For Month Of December, 2001
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                        Concentration & Investment Account Statements                              Attachment 3
                                                        CAT 11, Inc.
Summary                                           Case No: 01-10968 (EIK)
CAT II, Inc.                                    For Month Of December, 2001
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                  Attachment 4-1

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1

currency USD
 Company=59 (CAT - AHC)

                                                                   PTD-Actual
                                                                   DEC-O1
                                                                   ----------
Revenue
  Gross Revenue                                                    (16,601.15)
  Allowances                                                             0.00
                                                                   ----------
  Net Revenue                                                      (16,601.15)
Operating Expenses
  Air                                                              (15,575.74)
  Hotel                                                                  0.00
  Commissions                                                            0.00
  Onboard Expenses                                                       0.00
  Passenger Expenses                                                     0.00
  Vessel Expenses                                                        0.00
  Layup/Drydock Expense                                                  0.00
  Vessel Insurance                                                       0.00
                                                                   ----------
   Total Operating Expenses                                        (15,575.74)
                                                                   ----------
  Gross Profit                                                      (1,025.41)
SG&A Expenses
     Sales & Marketing                                                   0.00
     Pre-Opening Costs                                                   0.00
                                                                   ----------
   Total SG&A Expenses                                                   0.00
                                                                   ----------
   EBITDA                                                           (1,025.41)
   Depreciation                                                          0.00
                                                                   ----------
   Operating Income                                                 (1,025.41)
   Other Expense/(Income)
   Interest Income                                                       0.00
   Interest Expense                                                      0.00
   Equity in Earnings for Sub                                            0.00
                                                                   ----------
   Total Other Expense/(Income)                                          0.00
                                                                   ----------
   Net Pretax Income/(Loss)                                         (1,025.41)
                                                                   ----------
   Income Tax Expense                                                    0.00
                                                                   ----------
   Net Income/(Loss)                                                (1,025.41)
                                                                   ----------

                                                                  Attachment 4-2

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1

currency USD
 Company=49 (CAT - USL)

                                                                  PTO-Actual
                                                                    DEC-O1
                                                                  ---------
Revenue
  Gross Revenue                                                        0.00
  Allowances                                                           0.00
                                                                  ---------
  Vet Revenue                                                          0.00
Operating Expenses
  Air                                                             (1,125.01)
  Hotel                                                                0.00
  Commissions                                                          0.00
  Onboard Expenses                                                     0.00
  Passenger Expenses                                                   0.00
  Vessel Expenses                                                      0:00
  Layup/Drydock Expense                                                0.00
  Vessel Insurance                                                     0.00
                                                                  ---------
  Total Operating Expenses                                        (1,125.01)
                                                                  ---------
  Gross Profit                                                     1,125.01
  G&A Expenses
    Sales & Marketing                                                  0.00
    Pre-Opening Costs                                                  0.00
                                                                  ---------
 Total SG&A Expenses                                                   0.00
                                                                  ---------
  EBITDA                                                           1,125.01
  Depreciation                                                         0.00
                                                                  ---------
  Operating Income                                                 1,125.01
  Other Expense/(Income)
  Interest Income                                                      0.00
  Interest Expense                                                     0.00
  Equity in Earnings for Sub                                           0.00
                                                                  ---------
  Total Other Expense/(Income)                                         0.00
                                                                  ---------
  Net Pretax Income/(Loss)                                         1,125.01
                                                                  ---------
  Income Tax Expense                                                   0.00
                                                                  ---------
  Net Income/(Loss)                                                1,125.01
                                                                  ---------

                                                                  Attachment 5-1

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=59 (CAT -  AHC)

                                                                     YTD-Actual            YTD-Actual
                                                                      DEC-01                 OCT-01
                                                                   ------------           ------------
ASSETS
 Cash and Equivalent                                                       0.00                   0.00
 Restricted Cash                                                           0.00                   0.00
 Marketable Securities                                                     0.00                   0.00
 Accounts Receivable                                                    (763.03)            256,467.70
 Inventories                                                               0.00                   0.00
 Prepaid Expenses                                                    988,519.10           1,904,155.44
 Other Current Assets                                                      0.00                   0.00
                                                                   ------------           ------------
        Total Current Assets                                         987,756.07           2,160,623.14
 Fixed Assets                                                              0.00                   0.00
 Accumulated Depreciation                                                  0.00                   0.00
                                                                   ------------           ------------
        Net Fixed Assets                                                   0.00                   0.00
 Net Goodwill                                                              0.00                   0.00
 Intercompany Due To/From                                          3,136,914.11           1,958,103.81
 Net Deferred Financing Fees                                               0.00                   0.00
 Net Investment in Subsidiaries                                            0.00                   0.00
 Other Non Current Assets                                                  0.00                   0.00
                                                                   ------------           ------------
        Total Other Assets                                         3,136,914.11           1,958,103.81
                                                                   ------------           ------------
        Total Assets                                               4,124,670.18           4,118,726.95
                                                                   ------------           ------------

                                                                  Attachment 5-2

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=59 (CAT - AHC)

                                                                     YTD-Actual            YTD-Actual
                                                                      DEC-01                 OCT-01
                                                                   ------------           ------------
LIABILITIES
      Accounts Payable                                                     0.00                   0.00
      Accrued Liabilities                                                  0.00                   0.00
      Deposits                                                             0.00                   0.00
                                                                   ------------           ------------
              Total Current Liabilities                                    0.00                   0.00
      Long Term Debt                                                       0.00                   0.00
      Other Long Term Liabilities                                    939,123.43             939,123.43
                                                                   ------------           ------------
              Total Liabilities                                      939,123.43             939,123.43

OTHER
       Liabilities Subject to Compromise                                   0.00                   0.00
                                                                   ------------           ------------
              Total Other                                                  0.00                   0.00

OWNER'S EQUITY
        Common Stock                                                      10.00                 1.0.00
        Add'1 Paid In Capital                                      2,919,930.15           2,919,930.15
        Current Net Income (Loss)                                   (729,646.80)           (735,590.03)
        Retained Earnings                                            995,253.40             995,253.40
                                                                   ------------           ------------
               Total Owner's Equity                                3,185,546.75           3,179,603.52
                                                                   ------------           ------------
               Total Liabilities & Other &                         4,124,670.18           4,118,726.95
                                                                   ------------           ------------

                                                                  Attachment 5-3

                              AMCV US SET OF' BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=49 (CAT - USL)

                                                                     YTD-Actual            YTD-Actual
                                                                      DEC-01                 OCT-01
                                                                   ------------           ------------
ASSETS
 YTD-Actual DEC-O1
 YTD-Actual OCT-01
  Cash and Equivalent                                                      0.00                   0.00
  Restricted Cash                                                          0.00                   0.00
  Marketable Securities                                                    0.00                   0.00
  Accounts Receivable                                                   (724.10)            360,876.63
  Inventories                                                              0.00                   0.00
  Prepaid Expenses                                                 1,121,777.49           2,000,988.43
  Other Current Assets                                                     0.00                   0.00
                                                                   ------------           ------------
        Total Current Assets                                       1,121,053.39           2,361,865.06
 Fixed Assets                                                              0.00                   0.00
 Accumulated Depreciation                                                  0.00                   0.00
                                                                   ------------           ------------
        Net Fixed Assets                                                   0.00                   0.00
 Net Goodwill                                                              0.00                   0.00
 Intercompany Due To/From                                          (1,068,035.53)         (2,308,180.42)
 Net Deferred Financing Fees                                               0.00                   0.00
 Net Investment in Subsidiaries                                            0.00                   0.00
 Other Non Current Assets                                                  0.00                   0.00
                                                                   ------------           ------------
         Total Other Assets                                        (1,068,035.53)         (2,308,180.42)
                                                                   ------------           ------------
         Total Assets                                                 53,017.86              53,684.64
                                                                   ------------           ------------

Attachment 5-4

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=49 (CAT - USL)

                                                                     YTD-Actual            YTD-Actual
                                                                      DEC-01                 OCT-01
                                                                     ----------             ----------
       Accounts Payable                                                    0.00                   0.00
       Accrued Liabilities                                                 0.00                   0.00
       Deposits                                                            0.00                   0.00
                                                                     ----------             ----------
              Total Current Liabilities                                    0.00                   0.00
        Long  Term Debt                                                    0.00                   0.00
            Other Long Term Liabilities                              (21,826.60)            (21,826.60)
                                                                     ----------             ----------
                 Total Liabilities                                    21,826.60)            (21,826.60)
  OTHER
        Liabilities Subject to Compromise                                  0.00                   0.00
                                                                     ----------             ----------
               Total Other                                                 0.00                   0.00
  OWNER'S EQUITY
        Common Stock                                                       0.00                   0.00
        Add'1 Paid In Capital                                              0.00                   0.00
        Current Net Income (Loss)                                    108,288.66             108,955.44
        Retained Earnings                                            (33,444.20)            (33,444.20)
                                                                     ----------             ----------
                Total Owner's Equity                                  74,844.46              75,511.24
                                                                     ----------             ----------
                Total Liabilities & Other &                           53,017.86              53,684.64
                                                                     ----------             ----------

                                                                    Attachment 6

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                                     BEGINNING                                             ENDING
AFFILIATE NAME                                      CASE NUMBER       BALANCE           DEBITS        CREDITS             BALANCE
American Classic Voyages Co.                          01-10954     (4,511,935.01)     593,331.28     217,843.54      (4,136,447.27)
AMCV Cruise Operations, Inc.                          01-10967     (4,385,124.79)             --     187,670.34      (4,572,795.13)
The Delta Queen Steamboat Co.                         01-10970            100.00              --             --             100.00
Great River Cruise Line, L.L.C                        01-10963                --              --       1,025.41          (1,025.41)
Cruise America Travel, Incorporated                   01-10966         (8,239.26)                            --          (8,239.26)
Cape May Light, L.L.C                                 01-10961         (2,038.56)             --             --          (2,038.56)
Cruise America Travel, Incorporated (Footnote #)      01-10966         (2,608.00)             --             --          (2,608.00)
Oceanic Ship Co.                                           N/A         32,723.06              --             --          32,723.06
Cat II, Inc. (Footnote #)                             01-10968         21,395.58              --             --          21,395.58
Ocean Development Co.                                 01-10972            641.81              --             --             641.81
Great Hawaiian Properties Corporation                 01-10971           (570.94)             --             --            (570.94)
American Hawaiian Properties Corporation              01-10976          3,579.11              --             --           3,579.11
Great Independence Ship Co.                           01-10969     11,802,346.18              --         147.06      11,802,199.12
                                                                   ---------------------------------------------------------------
                                                                    2,950,269.18      593,331.28     406,686 35       3,136 914 11
                                                                   ===============================================================
American Classic Voyages Co.                          01-10954     (12,183,122.38)    357,230.62             --      (11,825,891.76)
AMCV Cruise Operations, Inc.                          01-10967     (4,886,226.93)             --     178,960.00      (5,065,186.93)
Cruise America Travel, Incorporated                   01-10966         (9,982.09)             --             --          (9,982.09)
Cruise America Travel, Incorporated (Footnote #)      01-10966         (2,304.18)             --             --          (2,304.18)
Project America, Inc.                                      NIA         (1,925.90)             --             --          (1,925.90)
Oceanic Ship Co.                                           N/A     15,496,804.90              --             --      15,496,804.90
Ocean Development Co.                                 01-10972        361,750.01              --             --         361,750.01
American Hawaiian Properties Corporation              01-10976             96.00              --             --              96.00
Cat II, Inc.                                          01-10968        (21,395.58)             --             --          21,395.58
                                                                   ---------------------------------------------------------------
                                                                   (1,246,306.15)     357,230 62     178,960 00      (1 068 035 53)
                                                                   ===============================================================

                                  CAT II, Inc.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable